Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2019
Disclosure Of Impairment Loss Recognised Or Reversed [Abstract]
Impairment Charges and Reversals

10. IMPAIRMENT CHARGES AND REVERSALS

A) Cash-Generating Unit Net Impairments

On a quarterly basis, the Company assesses its CGUs for indicators of impairment or when facts and circumstances suggest the carrying amount may exceed its recoverable amount. Goodwill is tested for impairment at least annually. For the purpose of impairment testing, goodwill is allocated to the CGU to which it relates.

2019 Upstream Impairments

As indicators of impairment were noted due to a decline in forward natural gas prices since December 31, 2018, the Company tested its Deep Basin CGUs for impairment. As at December 31, 2019, there was no impairment of goodwill or the Company’s CGUs.

Key Assumptions

The recoverable amounts of Cenovus’s upstream CGUs were determined based on FVLCOD or an evaluation of comparable asset transactions. The fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates, prepared by Cenovus’s IQREs (Level 3). Key assumptions in the determination of future cash flows from reserves include crude oil and natural gas prices, costs to develop and the discount rate. All reserves have been evaluated as at December 31, 2019 by the Company’s IQREs.

Crude Oil, NGLs and Natural Gas Prices

The forward prices as at December 31, 2019, used to determine future cash flows from crude oil, NGLs and natural gas reserves were:

	2020	2021	2022	2023	2024	Average Annual Increase Thereafter
WTI (US$/barrel) (1)	61.00	63.75	66.18	67.91	69.48	2.0%
WCS (C$/barrel) (2)	57.57	62.35	64.33	66.23	67.97	2.1%
Edmonton C5+ (C$/barrel)	76.83	79.82	82.30	84.72	86.71	2.0%
AECO (C$/Mcf) (3)(4)	2.04	2.32	2.62	2.71	2.81	2.1%
(1)	West Texas Intermediate (“WTI”).
(2)	Western Canadian Select (“WCS”).
(3)	Alberta Energy Company (“AECO”) natural gas.
(4)	Assumes gas heating value of one million British thermal units per thousand cubic feet.

Discount and Inflation Rates

Discounted future cash flows are determined by applying a discount rate between 10 percent and 15 percent based on the individual characteristics of the CGU, and other economic and operating factors. Inflation is estimated at two percent.

2018 Net Upstream Impairments

As at December 31, 2018, the book value of the Company’s net assets was greater than its market capitalization; therefore, the Company tested its upstream CGUs for impairment. As at December 31, 2018, there was no impairment of goodwill or the Company’s CGUs. However, the impairment test provided evidence that previously recognized impairment losses should be reversed.

As at December 31, 2018, the recoverable amount of the Clearwater CGU was estimated to be $761 million. Earlier in 2018 and 2017, impairment losses of $100 million and $56 million, respectively, were recorded due to a decline in forward prices. The impairment was recorded as additional DD&A in the Deep Basin segment. In the fourth quarter of 2018, the Company reversed $132 million of impairment losses, net of the DD&A that would have been recorded had no impairments been recorded. The reversal was due to improved recovery, extensions, and well performance and changes to the development plan.

There were no goodwill impairments for the twelve months ended December 31, 2018.

Key Assumptions

The recoverable amounts of Cenovus’s upstream CGUs were determined based on FVLCOD or an evaluation of comparable asset transactions. The fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates, prepared by Cenovus’s IQREs (Level 3). Key assumptions in the determination of future cash flows from reserves include crude oil and natural gas prices, costs to develop and the discount rate. All reserves were evaluated as at December 31, 2018 by the IQREs.

Crude Oil, NGLs and Natural Gas Prices

The forward prices as at December 31, 2018, used to determine future cash flows from crude oil, NGLs and natural gas reserves were:

	2019	2020	2021	2022	2023	Average Annual Increase Thereafter
WTI (US$/barrel)	58.58	64.60	68.20	71.00	72.81	2.0%
WCS (C$/barrel)	51.55	59.58	65.89	68.61	70.53	2.1%
Edmonton C5+ (C$/barrel)	70.10	79.21	83.33	86.20	88.16	2.0%
AECO (C$/Mcf)	1.88	2.31	2.74	3.05	3.21	2.0%

2017 Upstream Impairments

As at December 31, 2017, the Company tested its Clearwater CGU for impairment due to a decline in forward commodity prices. As a result, an impairment loss of $56 million on the Clearwater CGU was recorded. The impairment was recorded as additional DD&A in the Deep Basin segment. As at December 31, 2017, the recoverable amount of the Clearwater CGU was estimated to be approximately $295 million, which excludes the Clearwater assets reclassified to assets held for sale.

There were no goodwill impairments for the twelve months ended December 31, 2017.

B) Asset Impairments and Write-downs

Exploration and Evaluation Assets

For the year ended December 31, 2019, $82 million of previously capitalized E&E costs were written off as the carrying value was not considered to be recoverable and recorded as exploration expense. Write-downs of $64 million and $18 million were recorded in the Deep Basin and Oil Sands segments, respectively.

In 2018, Management completed a comprehensive review of the Deep Basin development plan considering factors such as well inventory, pace of development, infrastructure constraints, economic thresholds and limited capital spending on the assets going forward. As such, previously capitalized E&E costs of $2.1 billion were written off as exploration expense in the Elmworth, Wapiti, Kaybob, Edson and Clearwater areas within the Deep Basin segment.

In 2017, Management wrote off certain E&E assets, as their carrying values were not considered to be recoverable. As a result, $888 million of previously capitalized E&E costs were written off and recorded as exploration expense. These assets reside primarily in the Borealis CGU within the Oil Sands segment.

Property, Plant and Equipment, Net

For the year ended December 31, 2019, the Company recorded an impairment loss of $20 million mainly in the Oil Sands segment related to a natural gas property that was written down to its recoverable amount. In addition, $10 million of corporate assets primarily related to leasehold improvements were written off. These impairment losses were recorded as additional DD&A in the Oil Sands segment and Corporate and Eliminations segment.

In 2018, the Company recorded an impairment loss of $6 million in the Oil Sands segment for information technology assets that were written down to their recoverable amounts.

In 2017, the Company recorded an impairment loss of $21 million related to equipment that was written down to its recoverable amount. The impairment loss relates to the Oil Sands segment.